UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 23, 2024

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 iCAD, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware
(State or Other Jurisdiction of Incorporation)

001-09341	02-0377419
(Commission File Number)	(IRS Employer Identification No.)

98 Spit Brook Road, Suite 100, Nashua, New Hampshire	03062
(Address of Principal Executive Offices)	(Zip Code)

(603) 882-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ICAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2024, Michael John Doyle was appointed to the Board of Directors of iCAD, Inc. (the “Company”), effective immediately.

In connection with his appointment, Mr. Doyle was granted an inaugural equity incentive grant in the form of an option (the “Option”) to purchase a total of 40,000 shares of the Company’s common stock, par value $0.01 per share. The Option shall vest in equal quarterly increments over a period of one year from the date of grant and has an exercise price per share of $1.54, which was the closing price of the Company’s common stock on the Nasdaq Stock Market on the date of grant.

Mr. Doyle, age 65, has served as the President, Chief Executive Officer and Director of Spire Health, a leading healthcare technology company, since November 2022. Prior to that role, Mr. Doyle served as President, Chief Executive Officer, and Director of COTA Healthcare (October 2018 – December 2021), and QPID Health (December 2012 – September 2018). Mr. Doyle was the Co-Chairman of the board of directors of Medsphere Systems Corporation from August 2011 to December 2012 and the President, Chief Executive Officer and Director from October 2007 to August 2011. From April 2006 to June 2007, Mr. Doyle served as the Chief Executive Officer and Director of Advantedge Healthcare Solutions. From January 2005 to March 2006, Mr. Doyle served as the Chief Executive Officer of Windward Advisors. From March 2000 to December 2004, Mr. Doyle served as Chairman and Chief Executive Officer of Salesnet. Mr. Doyle previously served as a Director of Novelos Therapeutics. From 1989 to 1997, Mr. Doyle served as Chairman and Chief Executive Officer of Standish Care/Carematrix, a company he founded. Mr. Doyle received a B.S. in biology from Tufts University and a M.B.A. with a concentration in finance and hospital administration from the University of Chicago (Booth School of Business).

There is no arrangement or understanding between Mr. Doyle and any other person pursuant to which Mr. Doyle was selected as a director of the Company and there is no family relationship between Mr. Doyle and any of the Company’s directors or executive officers. The Company is not aware of any transaction involving Mr. Doyle which would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICAD, INC. (Registrant)

By:	/s/ Dana Brown
Dana Brown
Chief Executive Officer and President

 Date: January 25, 2024